UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SOUTHWESTERN ENERGY COMPANY

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO ALL SOUTHWESTERN ENERGY COMPANY SHAREHOLDERS

The Annual Meeting of Shareholders of Southwestern Energy Company will be held at the date, time and place below. At the Annual Meeting, shareholders will be asked to consider and vote upon the matters set forth in this notice.

Date and Time:

Tuesday, May 19, 2020
9:00 a.m., Central Daylight Time

Place:

Southwestern Energy Company Headquarters
10000 Energy Drive
Spring, Texas 77389

1.	To elect as directors the eight nominees identified below:
	01 John D. Gass	04 Jon A. Marshall	07 Denis J. Walsh III
	02 Catherine A. Kehr	05 Patrick M. Prevost	08 William J. Way
	03 Greg D. Kerley	06 Anne Taylor
2.	Non-binding advisory vote to approve compensation of our Named Executive Officers for 2019 (Say-on-Pay).
3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
4.	To consider a shareholder proposal regarding special meetings, if properly presented at the Annual Meeting.
5.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2020:

This is not a ballot or proxy and you cannot use this form to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting of Shareholders, 2020 Proxy Statement and 2019 Annual Report to Shareholders are available free of charge at www.swn.com/annualmeeting.

The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 3, and “AGAINST” Proposal 4.

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 P.M. EDT on Monday, May 18, 2020.

How to Vote
After reviewing the proxy materials, you may choose to vote by Internet, telephone, or by mail. If you wish to vote by Internet, you may access the voting site at www.proxyvotenow.com/swn. To vote by telephone, you will need to call 1-866-257-2279. To cast your vote online or by telephone, you will need your shareholder Control Number which is located on the back of this notice.

To vote by mail you will need a paper copy of the proxy card which you may request in accordance with the instructions below. If you choose to vote by mail, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided.

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

●	calling 1-800-662-5200 (you will be asked for your shareholder Control Number, which is printed on the back of this notice);
●	sending an email to SWN@investor.morrowsodali.com and inserting your stockholder Control Number in the subject line; or
●	going online at www.proxyvotenow.com/swn

If you want to receive a paper or e-mail copy of the 2020 Proxy Statement and 2019 Annual Report, you can request one at any time; you will not otherwise receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 5, 2020, to facilitate timely delivery.

Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company’s annual shareholder meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at www.swn.com/annualmeeting.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 19, 2020

SOUTHWESTERN ENERGY COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2020
Date: May 19, 2020 Time: 9:00 AM CDT
Location:	Company's Headquarters
10000 Energy Drive
Spring, Texas 77389

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors

Nominees

1A	John D. Gass

1B	Catherine A. Kehr

1C	Greg D. Kerley

1D	Jon A. Marshall

1E	Patrick M. Prevost

1F	Anne Taylor

1G	Denis J. Walsh III

1H	William J. Way

The Board of Directors recommends you vote FOR the following proposal(s):

2	Non-binding advisory vote to approve compensation of our Named Executive Officers for 2019 (Say-on-Pay).
3	Proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board of Directors recommends you vote AGAINST the following proposal(s):

4	To consider a shareholder proposal regarding special meetings, if properly presented at the Annual Meeting.

Voting items Continued

NOTE: Such other matters as may properly come before the Annual Meeting.

Voting Instructions